UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       January 18, 2006 (January 13, 2006)

                      Revlon Consumer Products Corporation
                      ------------------------------------
             (Exact name of Registrant as specified in its Charter)

          Delaware                   33-59650                    13-3662953
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(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

           237 Park Avenue
          New York, New York                                        10017
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 (Address of principal executive offices)                         (Zip code)

                                 (212) 527-4000
                                 ---------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

(b) On January 18, 2006, Revlon, Inc. ("Revlon") announced that Thomas E. McGuire, Chief Financial Officer and Executive Vice President of Revlon, Inc. and its wholly-owned subsidiary, Revlon Consumer Products Corporation ("RCPC" and, together with Revlon, the "Company"), and David L. Kennedy, President of International and Executive Vice President of the Company, will rotate their positions and responsibilities.

The rotation of responsibilities will be effective in March 2006 after the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2005. Mr. McGuire and Mr. Kennedy will work together during the first quarter of 2006 to ensure a smooth transition.

Mr. Kennedy, 59, joined Revlon in June 2002. His 33-year business career includes 20 years in senior finance and accounting positions. From 1998 to 2001, Mr. Kennedy was Managing Director of Coca-Cola Amatil Limited, a publicly-held company based in Sydney, Australia. Prior to 1998, Mr. Kennedy held several senior management and senior financial positions with The Coca-Cola Company and its divisions and affiliated companies, which he joined in 1980. These included serving as General Manager of The Coca-Cola Fountain Division from 1992 to 1997 and in various key financial positions from 1983 to 1987 for Columbia Pictures Industries, Inc., then a wholly-owned subsidiary of The Coca-Cola Company, including as Corporate Controller and Senior Vice President of Finance, where he was responsible for financial reporting and internal controls. He spent the first eight years of his career at Ernst & Young.

Mr. Kennedy's existing employment agreement, which has not yet been amended to reflect his new responsibilities as the Company's Chief Financial Officer and Executive Vice President, is filed as Exhibit 99.1 attached hereto and is incorporated herein by reference.

A copy of the press release issued by the Company on January 18, 2006 announcing these management rotations, pursuant to board resolutions adopted on January 13, 2006, is attached as Exhibit 99.2 and is incorporated herein by reference.

(c) To the extent applicable, the contents of Item 5.02(b) above are incorporated into this Item 5.02(c) by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit No.    Description
     -----------    -----------

     99.1 Employment Agreement between Revlon Consumer Products Corporation and David L. Kennedy, dated as of June 10, 2002 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on January 18, 2006).

     99.2 Press release issued by Revlon, Inc. on January 18, 2006 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on January 18, 2006).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      REVLON CONSUMER PRODUCTS CORPORATION

                                      By: /s/ Robert K. Kretzman
                                          ----------------------
                                          Robert K. Kretzman
                                          Executive Vice President, Chief Legal
                                          Officer, General Counsel and Secretary


Date: January 18, 2006

                                  EXHIBIT INDEX

     Exhibit No.    Description
     -----------    -----------

     99.1 Employment Agreement between Revlon Consumer Products Corporation and David L. Kennedy, dated as of June 10, 2002 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on January 18, 2006).

     99.2 Press release issued by Revlon, Inc. on January 18, 2006 (incorporated by reference to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on January 18, 2006).